EXECUTION COPY









                      COMMON SECURITIES GUARANTEE AGREEMENT

                                   Viatel, Inc

                           Dated as of April 12, 2000







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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1.          Definitions Interpretation.............................2

                                   ARTICLE II
                                    GUARANTEE

SECTION 2.1.          Guarantee..............................................3
SECTION 2.2.          Subordination..........................................4
SECTION 2.3.          Waiver of Notice and Demand............................4
SECTION 2.4.          Obligations Not Affected...............................4
SECTION 2.5.          Rights of Holders......................................5
SECTION 2.6.          Guarantee of Payment...................................5
SECTION 2.7.          Subrogation............................................5
SECTION 2.8.          Independent Obligations................................6
SECTION 2.9.          Acknowledgment by Guarantor............................6

                                   ARTICLE III
                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 3.1.          Limitation of Transactions.............................6
SECTION 3.2.          Ranking................................................7

                                   ARTICLE IV
                                   TERMINATION

SECTION 4.1.          Termination............................................7

                                    ARTICLE V
                                  MISCELLANEOUS

SECTION 5.1.          Successors and Assigns.................................8
SECTION 5.2.          Amendments.............................................8
SECTION 5.3.          Notices................................................8
SECTION 5.4.          Benefit................................................9
SECTION 5.5.          Governing Law..........................................9




NYDOCS01/689470 2

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                      COMMON SECURITIES GUARANTEE AGREEMENT

                  This COMMON SECURITIES Guarantee Agreement (the "Common Securities Guarantee"), dated as of April 12, 2000, is executed and delivered by VIATEL, INC., a Delaware corporation (the "Guarantor"), for the benefit of the Holders (as defined herein) from time to time of the Common Securities (as defined herein) of Viatel Financing Trust I, a Delaware statutory business trust (the "Trust").

                  WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of April 12, 2000, among the trustees of the Trust named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, the Trust is issuing on the date hereof 92,783.5 common securities, having an aggregate stated liquidation amount of $4,639,175 designated the 7 3/4% Trust Common Securities (the "Common Securities") (plus up to an additional 18,556.7 Common Securities, having an aggregate liquidation amount of $927,835, to meet capital requirements of the Trust in the event of an issuance of Additional Securities (as defined in the Placement Agreement dated April 6, 2000 among Morgan Stanley & Co., Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, the Trust and the Guarantor)), designated the 7 3/4% Convertible Common Securities;

                  WHEREAS, as incentive for the Holders to purchase the Common Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Common Securities Guarantee, to guarantee the obligations of the Trust to the Holders of Common Securities on the terms and conditions set forth herein; and

                  WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Preferred Securities Guarantee") in substantially identical terms to this Common Securities Guarantee for the benefit of the holders of the Convertible Preferred Securities (as defined herein), except that if an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments (as defined herein) under this Common Securities Guarantee shall be subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments (as defined in the Preferred Securities Guarantee) under the Preferred Securities Guarantee;

                  NOW, THEREFORE, in consideration of the purchase by each Holder of Common Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Common Securities Guarantee for the benefit of the Holders.



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                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1.      DEFINITIONS INTERPRETATION

                  In this Common Securities Guarantee, unless the context otherwise requires:

                  (a) capitalized terms used in this Common Securities Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) terms defined in the Declaration as at the date hereof have the same meaning when used in this Common Securities Guarantee unless otherwise defined in the Common Securities Guarantee;

                  (c)  a  term  defined  anywhere  in  this  Common   Securities
         Guarantee has the same meaning throughout;

                  (d) all references to "the Common Securities Guarantee" or "this Common Securities Guarantee" are to this Common Securities Guarantees as modified, supplemented or amended from time to time;

                  (e) all references in this Common Securities Guarantee to Articles and Sections are to Articles and Sections of this Common Securities Guarantee unless otherwise specified;

                  (f) a term defined in the Trust Indenture Act has the same meaning when used in this Common Securities Guarantee, unless otherwise defined in this Common Securities Guarantee or unless the context otherwise requires;

                  (g) a reference to the singular includes the plural and vice versa;

                  (h) a reference to any person shall include its successors and assigns;

                  (i) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended, or amended and restated, and in effect from time to time; and

                  (j) a reference to any statute, law, rule or regulation, shall include any amendments thereto applicable to relevant Person, and any successor statute, law, rule or regulation.



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                  "Convertible  Debentures" means the 7 3/4% Convertible  Junior
Subordinated Debentures due April 15, 2015 of the Guarantor held by the Institutional Trustee (as defined in the Declaration).

                  "Convertible   Preferred   Securities"  means  the  securities
representing preferred undivided beneficial interests in the assets of the Trust.

                  "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Common Securities, to the extent not paid or made by the Trust: (i) any accrued and unpaid Distributions as defined in the Declaration that are required to be paid on such Common Securities to the extent the Trust shall have funds available therefor,
(ii) the redemption price, including all accrued and unpaid Distributions to the date of redemption (the "Redemption Price") to the extent the Trust has funds available therefor, with respect to any Common Securities called for redemption by the Trust, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Convertible Debentures to the Holders in exchange for Common Securities as provided in the Declaration or the redemption of all the Common Securities), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Common Securities to the date of payment to the extent the Trust has funds available therefor, and (b) the amount of assets of the Trust remaining available for distribution to Holders upon liquidation of the Trust (in either case, the "Liquidation Distribution"). If an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of Holders of Convertible Preferred Securities to receive Guarantee Payments.

                  "Holder" shall mean any holder, as registered on the books and records of the Trust, of any Common Securities.

                  "Indenture" means the Indenture dated as of April 12, 2000 among the Guarantor and The Bank of New York, a New York banking corporation, as trustee, pursuant to which the Convertible Debentures are to be issued to the Institutional Trustee (as defined in the Indenture) of the Trust.


                                   ARTICLE II
                                    GUARANTEE

SECTION 2.1.               GUARANTEE

                  The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Trust), as and when due, regardless of any defense, right of set-off or counterclaim which the Trust may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct

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payment of the  required  amounts by the  Guarantor to the Holders or by causing the Trust to pay such amounts to the Holders.

SECTION 2.2.               SUBORDINATION

                  If an event of default under the Indenture has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Common Securities Guarantee are subordinated to the rights of Holders of Convertible Preferred Securities to receive Guarantee Payments under the Preferred Securities Guarantee.

SECTION 2.3.               WAIVER OF NOTICE AND DEMAND

                  The Guarantor hereby waives notice of acceptance of this Common Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 2.4.               OBLIGATIONS NOT AFFECTED

                  The obligations, covenants, agreements and duties of the Guarantor under this Common Securities Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Common Securities to be performed or observed by the Trust;

                  (b) the extension of time for the payment by the Trust of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Common Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Convertible Debentures or any extension of the maturity date of the Convertible Debentures permitted by the Indenture);

                  (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Common Securities, or any action on the part of the Trust granting indulgence or extension of any kind;


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                  (d) the  voluntary or  involuntary  liquidation,  dissolution,
         sale  of  any   collateral,   receivership,   insolvency,   bankruptcy,
         assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

                  (e) any invalidity of, or defect or deficiency in, the Common Securities;

                  (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

                  (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.4 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

                  There shall be no obligation of the Holders or any other Persons to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 2.5.               RIGHTS OF HOLDERS

                  The Guarantor expressly acknowledges that any Holder of Common Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Common Securities Guarantee, without first instituting a legal proceeding against the Trust or any other Person.

SECTION 2.6.               GUARANTEE OF PAYMENT

                  This Common Securities Guarantee creates a guarantee of payment and not of collection.

SECTION 2.7.               SUBROGATION

                  The Guarantor shall be subrogated to all (if any) rights of the Holders of Common Securities against the Trust in respect of any amounts paid to such Holders by the Guarantor under this Common Securities Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Common Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Common Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.


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SECTION 2.8.               INDEPENDENT OBLIGATIONS

                  The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Common Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Common Securities Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.4 hereof.

SECTION 2.9.               ACKNOWLEDGMENT BY GUARANTOR

                  The Guarantor acknowledges its obligation to issue and deliver common stock, par value $0.01 per share, of the Guarantor (the "Common Stock"), upon the conversion of the Common Securities.


                                   ARTICLE III
                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 3.1.               LIMITATION OF TRANSACTIONS

                  So long as any Common Securities remain outstanding, if (i) the Guarantor has exercised its option to defer interest payments on the Convertible Debentures by extending the interest payment period and such period or extension thereof, shall be continuing, (ii) there shall have occurred any default by the Guarantor on any of its payment or other obligations under this Common Securities Guarantee or (iii) there shall have occurred and be continuing any event that, with the giving of notice or the lapse of time or both, would constitute an event of default under the Declaration, then the Guarantor (a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock, (b) shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities of the Guarantor that rank PARI PASSU with or junior in interest to the Convertible
Debentures and (c) shall not make any guarantee payments with respect to any guarantee by the Guarantor of the debt securities of any subsidiary of the Guarantor if such guarantee ranks PARI PASSU with or junior in interest to the Convertible Debentures (other than (i) a reclassification of the Guarantor's capital stock or the exchange or conversion of one class or series of the Guarantor's capital stock for another class or series of the Guarantor's capital stock; (ii) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted into or exchanged for the Guarantor's capital stock; (iii) the payment of dividends or distributions in common stock of the Guarantor; (iv) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (v) payments under this Common Securities Guarantee and the Preferred Securities Guarantee; (vi) purchases of the Guarantor's common stock related to the issuance of the

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Guarantor's  common stock or rights under any of the  Guarantor's  benefit plans for the Guarantor's directors, officers or employees; or (vii) obligations of the Guarantor under any dividend reinvestment and stock purchase plans).


SECTION 3.2.               RANKING

                  (a) This Common Securities Guarantee will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor, except any liabilities that may be made PARI PASSU expressly by their terms, (ii) PARI PASSU with the most senior preferred or preference stock now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, and
         (iii) senior to the Common Stock.

                  (b) The holders of any obligations of the Guarantor that are senior in priority to the obligations under this Common Securities Guarantee will be entitled to all of the rights inuring to the holders of "Senior Indebtedness" under Article 12 of the Indenture, and the Holders of the Common Securities will be subject to all of the terms and conditions of such Article 12 with respect to any claims or rights hereunder with the same effect as though fully set forth herein.


                                   ARTICLE IV
                                   TERMINATION

SECTION 4.1.               TERMINATION

                  This Common Securities Guarantee shall terminate upon (i) full payment of the amount payable upon redemption of the Common Securities, (ii) the distribution of the Guarantor's Common Stock to the Holders in respect of the conversion of the Convertible Preferred Securities into the Common Stock or the distribution of the Convertible Debentures (as defined in the Declaration) to the Holders of all of the Common Securities or (iii) full payment of the amounts payable in accordance with the Declaration upon liquidation of the Trust. Notwithstanding the foregoing, this Common Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Common Securities must restore payment of any sums paid under the Common Securities or under this Common Securities Guarantee.



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                                    ARTICLE V
                                  MISCELLANEOUS

SECTION 5.1.               SUCCESSORS AND ASSIGNS

                  All guarantees and agreements contained in this Common Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Common Securities then outstanding.

SECTION 5.2.               AMENDMENTS

                  Except with respect to any changes which do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Common Securities Guarantee may only be amended with the prior approval of the Holders of at least a majority in liquidation amount of all the outstanding Common Securities. The provisions of Section 12.2 of the Declaration with respect to meetings of Holders of the Securities apply to the giving of such approval.

SECTION 5.3.               NOTICES

                  All notices provided for in this Common Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by registered or certified mail or overnight courier, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Common Securities):

                  c/o Viatel, Inc.
                  685 Third Avenue
                  24th Floor
                  New York, New York  10017
                  Attention:  General Counsel

                  (b) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Common Securities):

                  Viatel, Inc.
                  685 Third Avenue
                  24th Floor
                  New York, New York  10017
                  Attention:  General Counsel

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                  (c) if  given  to any  Holder  of  Common  Securities,  at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 5.4.               BENEFIT

                  This Common Securities Guarantee is solely for the benefit of the Holders of the Common Securities and is not separately transferable from the Common Securities.

SECTION 5.5.               GOVERNING LAW

                  THIS COMMON SECURITIES GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
NEW YORK.



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                  THIS COMMON SECURITIES  GUARANTEE  AGREEMENT is executed as of the day and year first above written.

                                          VIATEL, INC.,
                                          as Guarantor



                                          By: /s/ James P. Prenetta
                                             ------------------------------
                                             Name:  James P.Prenetta
                                             Title: Senior Vice President and
                                                      General Counsel


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